ADVANCED SERIES TRUST

AST Ivy Asset Strategy Portfolio

Supplement dated June 7, 2016 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the AST Ivy Asset Strategy Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus and SAI.

At a meeting of the shareholders of the Portfolio held on June 6, 2016, shareholders approved the Plan of Substitution of the Portfolio. The Portfolio will be liquidated as of the close of business on June 24, 2016 (the Liquidation Date). On or prior to the Liquidation Date, contract owners with assets in the Portfolio may transfer to another investment option under their contracts without such transfer counting towards the number of permitted transfers per year. Under the Plan of Substitution, any contract owners who have not transferred their assets to another investment option as of the Liquidation Date will have their assets transferred to the AST Money Market Portfolio. Any transfer of assets from the Portfolio as a result of the Plan of Substitution will not be counted as one of the free transfers permitted to contract owners, provided that the transfer occurs within 90 days of the Liquidation Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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